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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-73624 and 33-51314, and Form S-3, File No. 33-47894.




ARTHUR ANDERSEN LLP

Salt Lake City, Utah
November 18, 1996